UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): August 11, 2010


                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 000-51950     I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                              57-1077978

                              1670 East Main Street
                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities

         The Registrant sold 475 shares of its newly authorized 8% Cumulative Perpetual Preferred Stock, Series A, on August 11, 2010, for an aggregate offering price of $475,000. The sale of shares has not been registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(2) of the Act and 17 C.F.R. Section 230.506 thereunder, on the grounds that no public offering is involved because the shares are being offered only to accredited investors (as defined in 17 C.F.R. Section 230.501(a)) and to not more than 35 investors who are not accredited.






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I
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORNERSTONE BANCORP
                                  (Registrant)



Date: August 11, 2010              By: J. Rodger Anthony
                                      ------------------------------------------
                                      J. Rodger Anthony
                                      Chief Executive Officer